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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 28, 2005

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                                000-28000                             58-2213805
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 28, 2005, PRG-Schultz International, Inc. (the "Company") entered into a financing commitment letter with Petrus Securities L.P. and Park Central Global Hub Limited (the "Petrus Entities") and Blum Strategic Partners II GmbH & Co. KG. and Blum Strategic Partners II, L.P. (the "Blum Entities") to provide PRG-Schultz USA, Inc., a subsidiary of the Company, an $8 million loan (the "Loan") to fund (i) certain working capital needs, (ii) an interest payment due under the Company's 4-3/4% Convertible Subordinated Notes due November 26, 2006 (the "Convertible Notes"), and (iii) to pay transaction fees and expenses related to such loan. The material terms of the financing commitment letter are as follows:

1. The Loan will be repaid on the earlier of May 15, 2006 or the consummation of the Company's financial restructuring transactions including an exchange of the outstanding Convertible Notes for other debt and/or securities of the Company. Subject to any intercreditor arrangements with Bank of America, the lender to PRG-Schultz USA, Inc under an existing revolving credit facility (the "BoA Credit Facility"), mandatory prepayments would be required upon the issuance by the Company of indebtedness or stock, non-ordinary course sales or other dispositions of assets, casualty or condemnation events, receipts of tax refunds, judgments or settlements.

2. The Loan will be guaranteed by the Company and all of its domestic subsidiaries, (collectively, the "Companies").

3. It is a condition to the Loan that it be secured by a perfected second lien on all the assets securing the BoA Credit Facility. The Company is currently negotiating with Bank of America in order to obtain its consent to this second lien.

4. The Loan will bear interest at a non-default rate of 12% per annum ,which will be payable monthly in arrears.

5. A commitment fee of $100,000 was paid by the Company on execution of the financing commitment letter for the Loan and a closing fee of $140,000 is payable by the Company on closing of the Loan.

6. The Loan will be funded 60% by the Blum Entities and 40% by the Petrus Entities. The funding of the Loan is subject to a number of customary conditions including completion of due diligence by the lenders and execution of loan documentation (including an intercreditor agreement with Bank of America) satisfactory to the lenders.

The Commitment  Letter provides that it shall expire on December 9, 2005.

The Blum Entities are beneficial owners of the Company's common stock and Convertible Notes, and they have the right to designate a member of the Company's Board of Directors and to have an observer present at all Board meetings. The Petrus Entities are beneficial owners of the Company's common


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

stock and Convertible Notes. The Petrus entities and affiliated entities of the Blum Entities serve on the Ad Hoc Committee of holders of the Convertible Notes to consider strategic alternatives relating to the Company.

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Statements made in this Form 8-K that look forward in time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to the anticipated negotiation of the Loan and the terms thereof. There can be no assurances that the Company will be able to successfully negotiate final loan documents, or that the terms of any such loan documents will not vary materially from those contained in the Commitment Letter. Risks and uncertainties that could cause outcomes to differ include the risks inherent in any contract negotiation, including (without limitation) the risk that any third-party consents cannot be obtained.

For a discussion of other risk factors that may be impact the company's business, please see our Securities and Exchange Commission filings, including the company's Form 10-K as filed with the Securities and Exchange Commission on March 16, 2005 and Form 10-Qs as filed May 10, 2005, August 9, 2005 and November 9, 2005. The company disclaims any obligation or duty to update or modify these forward-looking statements.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PRG-SCHULTZ INTERNATIONAL, INC.



Date:  December 2, 2005                   By:  /s/ Clinton McKellar, Jr.
                                               ---------------------------------
                                               Clinton McKellar, Jr.
                                               General Counsel and Secretary


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